Exhibit 10.7

TOI PARENT, INC.

2019 NON-QUALIFIED STOCK OPTION PLAN

TABLE OF CONTENTS

TOI PARENT, INC.

2019 NON-QUALIFIED STOCK OPTION PLAN

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TABLE OF CONTENTS

(continued)

		Page

19.	CERTAIN RIGHTS OF THE COMPANY	11

20.	WITHHOLDING TAXES	11

21.	GOVERNING LAW; CONSTRUCTION	11

22.	EFFECTIVE DATE OF THE PLAN	11

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2019 NON-QUALIFIED STOCK OPTION PLAN

TOI Parent, Inc. hereby adopts in its entirety the TOI Parent, Inc. 2019 Non-Qualified Stock Option Plan (the “Plan”), as of January 2, 2019 (“Plan Adoption Date”). Capitalized terms used but otherwise not defined elsewhere in the Plan are defined in Section 17.

1.	PURPOSE

The purpose of the Plan is to provide an incentive to directors, consultants, advisors and key employees of TOI Parent, Inc., a Delaware corporation (the “Company”), and its Subsidiaries to continue their association with the Company and its Subsidiaries by providing opportunities for such persons to participate in the ownership of the Company and in its further growth, and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of options (the “Options”) to acquire Stock that are not intended to qualify as “incentive stock options” under the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms not defined elsewhere in the document are defined in Section 17.

2.	ADMINISTRATION OF THE PLAN

(a)                The Plan shall be administered by a committee (the “Committee”) consisting of the Board or such individual directors who shall from time to time be designated by the Board. Each member of the Committee shall, at any time that the Company has a class of equity securities registered under Section 12 of the Exchange Act, be a “disinterested person” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code.

(b)               The Committee shall, from time to time, report to the Board the names of employees or other persons to whom Options are granted, the number of shares covered by each Option and the terms and conditions of each such Option.

(c)                The Committee shall have the authority, in its sole and absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, and to construe and interpret the Plan, the rules and regulations, and the instruments evidencing Options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it deems necessary to carry out the intent of the Plan including, but not limited to, the right to determine: the persons who shall be granted Options; the times when an Option shall be granted; whether or not modifications are necessary in order for the Options to comply with requirements of Code Section 409A; the number of shares of Stock to be subject to each Option; the term of each Option; the date each Option shall vest and become exercisable; whether an Option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any Option or installment; whether shares of Stock may be issued upon the exercise of an Option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each Option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Stock acquired upon the exercise of an Option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an Option to the fulfillment of certain restrictions or contingencies as specified in the Option Agreement, including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company or its Subsidiaries and affiliates, to financial objectives for the Company or its Subsidiaries and affiliates or a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Optionee with the Company or its Subsidiaries and affiliates, and to determine, in each case, whether such limitations, restrictions or contingencies have been met; whether an Optionee is disabled; the amount, if any, necessary to satisfy the obligation of the Company to withhold taxes or other amounts; the fair market value of a share of Stock; and to construe the Option Agreements and the Plan. Any controversy or claim arising out of or relating to the Plan, any Option granted under the Plan or any Option Agreement shall be determined unilaterally by the Committee in its sole and absolute discretion. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it deems necessary to carry out the intent of the Plan. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all Optionees. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan, any Option Agreement or any Option hereunder.

(d)               The Plan is intended to grant non-qualified options that are not deferred compensation within the meaning of Section 409A of the Code, and it shall be interpreted and administered consistent with this intent. In the event that, after the issuance of an Option under the Plan, Section 409A of the Code or regulations thereunder are issued or amended, or the Internal Revenue Service or Treasury Department issues additional guidance interpreting Section 409A of the Code or if for any other reason it is determined by the Committee that a previously granted Option may not be exempt from or comply with Section 409A of the Code or regulations thereunder, the Committee may modify the terms of any such previously issued Option to the extent the Committee determines that such modification is necessary to exempt the option from or cause the Option to comply with the requirements of Section 409A of the Code.

3.	OPTION SHARES

Options may be granted under the Plan to acquire shares of Stock. The total number of shares of Stock for which Options may be granted under the Plan (the “Option Pool”) shall not exceed, in the aggregate, One Thousand, Three Hundred and Sixty-Four (1,364); provided, however, such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 16. In the event that any outstanding Option shall expire for any reason or shall terminate or cease to be exercisable by reason of the death or termination of employment of the Optionee, the surrender of such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option shall be returned to the Option Pool and shall again become available for the granting of Options under the Plan.

4.	AUTHORITY TO GRANT OPTIONS

The Committee may from time to time in its sole discretion grant to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

5.	OPTION AGREEMENTS

Each Option granted hereunder shall be for such number of shares of Stock, and otherwise subject to such terms and conditions, as the Committee shall determine and specify in a written option agreement (an “Option Agreement”), which may be in the form of the Option Agreement attached hereto as Exhibit A or such other form not inconsistent with the Plan as the Committee may determine. Each Option Agreement shall be signed by the Optionee and by a duly authorized officer of the Company.

6.	ELIGIBILITY

Employees and directors of the Company and its Subsidiaries and other individuals, whether or not employees, who render services to the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary shall be eligible to be granted Options under the Plan.

7.	EXERCISE PRICE

The exercise price of each Option shall be determined by the Committee, in its sole discretion, and shall be set forth in the applicable Option Agreement but in no event shall the exercise price be less than the fair market value of a share of Stock on the date of grant.

8.	DURATION AND EXERCISABILITY OF OPTIONS

Subject to Section 12 of the Plan, the duration of any Option shall be established by the Committee and shall be set forth in the Option Agreement, but no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee.

9.	RESTRICTIONS ON EXERCISE OF OPTIONS

If an Optionee has materially breached his or her covenants regarding non-competition, non-solicitation, non-disparagement or confidentiality in his or her employment agreement, Option Agreement or any other agreement between the Optionee and the Company or any of its Subsidiaries, then such Optionee cannot exercise such Optionee’s Option until and unless the Committee notifies such Optionee in writing that such material breach has been cured (if curable) to its satisfaction. In determining if such material breach has actually occurred and if the restriction on exercise should be removed, the Committee shall consider the facts presented on behalf of the Company and such Optionee. The decision of the Committee as to such material breach and the extent of any restriction on exercise shall be final, binding, and conclusive.

10.	EXERCISE OF OPTIONS

(a)                Vested Options may be exercised by the delivery of (i) written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, (ii) payment of the exercise price of such shares and any federal, state, or local taxes required to be withheld with respect to such shares (collectively, the “Exercise Payment”), and (iii) a joinder agreement in form and substance satisfactory to the Company, pursuant to which the Optionee agrees to be bound by the Stockholders Agreement and, if applicable, a spousal consent by which the Optionee’s spouse consents and agrees to the terms of the Stockholders Agreement. The Exercise Payment shall be paid to Company by Optionee in cash, or by certified check payable to the order of the Company, in United States dollars, or in such other form as may be approved by the Committee in its sole discretion. The exercise notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received.

(b)               As promptly as practicable after the receipt by the Company of (i) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised, (ii) payment of the Exercise Payment for such shares, and (iii) execution and delivery of any joinder agreement necessary for the Optionee and, if applicable his or her spouse, to become a party to, or to consent to, as applicable, the Stockholders Agreement, the Company shall cause to be delivered to such Optionee certificates representing the number of paid-up, non-assessable shares with respect to which such Option has been so exercised.

(c)                Notwithstanding the foregoing, if an Optionee submits a notice of exercise pending the Company’s determination regarding whether the Company has Cause to terminate Optionee, then the Company may suspend such exercise until the date of the Company’s determination. If the Company terminates the Optionee for Cause, then the notice of exercise will be rescinded and the Exercise Payment returned to the Optionee. If the Company does not terminate the Optionee for Cause, then the notice of exercise will be promptly processed.

11.	NON-TRANSFERABILITY OF OPTIONS

Options shall not be transferable by the Optionee other than by will or the laws of descent and distribution and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or, in the event of the Optionee’s legal incapacity, by his or her legal representatives. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void and of no force or effect.

12.              TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF THE OPTIONEE WITH THE COMPANY

For purposes of the Plan, a Person serving as an independent contractor or Board member of the Company or any Subsidiary of the Company shall be considered “employed” by the Company and termination of such relationship shall be considered termination of such person’s employment. Unless otherwise specifically provided in an Option Agreement, no portion of an Option will vest after the Optionee’s employment with the Company and its Subsidiaries is terminated for any reason.

Except as may be otherwise set forth in an Option Agreement:

(a)                Each Option shall expire on the earlier of (i) the expiration date specified in the Option Agreement and (ii) ten (10) years from the date such Option is granted, but shall be subject to earlier termination as provided below in this Section 12 or in the Option Agreement.

(b)               If an Optionee’s employment with the Company and its Subsidiaries is terminated by reason of death or permanent disability (as defined in Section 22(e)(3) of the Code, as amended (“Permanent Disability”), then Optionee’s Option shall expire on the date of such termination of employment with respect to the unvested portion thereof and, with respect to the vested portion of the Option on the date which is ninety (90) days from the date of such termination of employment.

(c)                If an Optionee’s employment with the Company and its Subsidiaries is terminated by reason of (i) retirement after reaching age 65, (ii) resignation by Optionee for any reason or (iii) by the Company and its Subsidiaries without Cause, then Optionee’s Option shall expire on the date of such termination of employment with respect to the unvested portion thereof and, with respect to the vested portion of the Option on the date which is thirty (30) days from the date of such termination of employment.

(d)               If an Optionee’s employment with the Company and its Subsidiaries is terminated by the Company for Cause, then the Optionee’s Option shall be deemed to have expired on the day immediately prior to the date of such termination of employment with respect to the vested and the unvested portion of the Option.

13.	REQUIREMENTS OF LAW

The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any government authority. Specifically, in connection with the Securities Act and any applicable state securities or “blue sky” law (a “Blue Sky Law”), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that such issuance is exempt from the registration requirements of the Securities Act and the Blue Sky Laws and the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any such determination by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit any transfer of shares of Stock or of any Option if in the opinion of its legal counsel such transfer would violate any federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) or of any Option which is not in accordance with the provisions of this Section 13 shall be void and of no effect and shall not be recognized by the Company.

The Committee may cause any certificate representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

14.	NO RIGHTS AS STOCKHOLDER

No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares. Except as otherwise provided in Section 16, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate to the Optionee.

15.	NO EMPLOYMENT OBLIGATION

The granting of an Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person or reduce the rate of compensation for such person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of an Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

16.	CHANGES IN THE COMPANY’S CAPITAL STRUCTURE

(a)                The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all subdivisions, splits, combinations or consolidations of shares of capital stock of the Company (including, the Stock) or the payment of a dividend in cash, shares of Stock or other securities of the Company, adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company or any issuance of bonds, debentures, preferred or preference stock, whether or not convertible into or exchangeable or exercisable for shares of Stock or other securities, ranking prior to or pari passu with the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business of the Company or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)               Subject to the provisions of Section 16(d) of the Plan, the number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be appropriately adjusted by the Board in the event that all of the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares of Stock, or dividends payable in Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section 16 shall be final, binding and conclusive and may provide for the elimination of fractional shares of Stock which might otherwise be subject to Options without payment therefor.

(c)                If the Company merges or consolidates with a wholly-owned Subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of the stock of the reincorporated company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided in Section 16(b)), and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

(d)               Unless otherwise determined by the Board in its sole discretion and except as otherwise provided in Section 16(c) of the Plan, if while unexercised Options remain outstanding under the Plan (i) there takes place a Sale of the Company (as defined in the Stockholders Agreement), or (ii) in other circumstances in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, then the Board may, at its option and in its sole and absolute discretion and without the consent of any Optionee, take any one or more of the following actions with respect to outstanding Options: (a) accelerate the vesting of any outstanding Options, (b) cancel any Options in exchange for options to purchase common stock or other equity of any successor company, (c) cancel any Options in exchange for cash and/or substitute consideration with a value equal to the value of the consideration the Optionee would have received in connection with such event had the Option been exercised (to the extent it has vested and not been exercised) and no disposition of the shares so acquired upon such exercise had been made prior to such event, less the Exercise Price payable upon exercise thereof, (d) provide notice to an Optionee that upon such Sale of the Company or other event all Options granted to such Optionee and not theretofore exercised shall terminate and be void, in which event the Optionee shall have the right to exercise all Options then currently exercisable in accordance with the terms of the applicable Option Agreement within five (5) days after the date of such notice, and/or (e) any such other or further action as may be determined to be appropriate by the Board, in its sole discretion. Upon receipt of any consideration referred to above by the Optionee, the Option shall immediately terminate and be of no further force and effect, including with respect to the vested and unvested portion thereof.

The value of the stock or other consideration the Optionee would have received if the Option had been exercised shall be determined in good faith by the Board. In addition, in the case of any such merger, consolidation, liquidation, sale, disposition, Sale of the Company or other circumstance, the Board may, in its sole discretion, accelerate the vesting of any Option.

(e)                Upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at such time in the employment of the Company or any Subsidiary) shall have the right, immediately prior to such dissolution or liquidation, to purchase shares of Stock pursuant to the Option to the extent such Option is then vested.

(f)                No fraction of a share of Stock shall be purchasable or deliverable upon the exercise of an Option, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

(g)               Except as expressly provided herein, the issue by the Company of shares of Stock, or other securities of any class or series, or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

17.	DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings: “Aggregate Equity Investment” means the aggregate amount of all capital contributions of the Investors in the Company and its Subsidiaries as of the Grant Date (as defined in the applicable Option Agreement).

“Board” means the board of directors of the Company or a duly authorized committee thereof. Any determination by the Board contemplated by the Plan will be conclusive absent manifest error.

“Cause” means with respect to a holder of Options (a) “Cause” as such term is defined in such holder’s employment agreement, if any, with the Company or any Related Entity, or (b) in the absence of such agreement, “Cause” will mean any of the following, whether occurring before or after the Plan Adoption Date: (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving embezzlement, theft, misappropriation, dishonesty, unethical business conduct, including bribery or similar conduct, disloyalty, fraud or breach of fiduciary duty, (ii) reporting to work under the influence of alcohol, (iii) the use of illegal drugs (whether or not at the workplace) or other conduct, even if not in conjunction with such holder’s duties, which could reasonably be expected to, or which does, cause the Company or any Related Entity public disgrace or disrepute or economic harm, (iv) repeated failure to perform duties as reasonably directed by the Board or any officer to whom such holder reports, (v) gross negligence or willful misconduct with respect to the Company or any Related Entity or in the performance of such holder’s duties for the Company or any Related Entity, (vi) obtaining any personal profit not thoroughly disclosed to and approved by the Board in connection with any transaction entered into by, or on behalf of, the Company or any Related Entity, (vii) violating the expense reimbursement policies of the Company or any Related Entity, (viii) violating any of the terms of the Company’s or any Related Entity’s established rules or policies which, if curable, is not cured to the Board’s reasonable satisfaction within fifteen (15) days after written notice thereof to such holder, or (ix) any other material breach of the Plan or any other agreement between such holder and the Company or any Related Entity, which, if curable, is not cured to the Board’s reasonable satisfaction within fifteen (15) days after written notice thereof to such holder.

“Exchange Act” means the Securities and Exchange Act of 1934 and the rules, regulations and interpretations thereunder, in each case as amended from time to time, or any successor thereto.

“Holder” means any holder of the Optionee Securities (including the Optionee and the Optionee’s permitted transferees).

“Investors” means TOI HC I, LLC, a Delaware limited liability company, M33 Growth I L.P., a Delaware limited partnership, TOI M, LLC, a Delaware limited liability company, OncologyCare Partners, LLC, a Delaware limited liability company, and their respective affiliates.

“Net Proceeds” means, upon a Sale of the Company, the aggregate amount of (a) all cash payments actually distributed to or received by the Investors with respect to, or as consideration in exchange for, the capital interests of the Company by the Investors at or prior to the date of the Sale of the Company, including, without duplication, all cash dividends, distributions and sales proceeds with respect to such capital interests, but excluding any (i) indemnification payments or proceeds from insurance policies or settlements, (ii) fees, expenses and costs incurred in connection with the Sale of the Company, or (iii) management, transaction, consulting, advisory or board fees earned by the Investors for services rendered; and (b) the fair market value (as determined in good faith by the Board) of any marketable securities received by the Investors with respect to, or as consideration in exchange for, the capital interests of the Company acquired by the Investors at or prior to the date of the Sale of the Company.

“Optionee” means any person to whom an Option has been granted under the Plan pursuant to an Option Agreement.

“Optionee Securities” means (a) all shares of Stock, if any, acquired by an Optionee (whether before or after the date hereof), (b) all vested Options, if any, held by an Optionee, and (c) all securities of the Company issued or issuable with respect to the securities referred to in clauses (a) and (b) above by way of a stock split, stock dividend, plan of recapitalization, reorganization, or other like action. The Optionee Securities will continue to be the Optionee Securities in the hands of any Holder other than an Optionee (excluding the Company, its Subsidiaries, the Investors and any transferees in a public offering or a Sale of the Company).

“Related Entities” means the Company’s Subsidiaries, any non-natural person that receives management services from the Company or any of the Company’s Subsidiaries, and any of such person’s Subsidiaries.

“Securities Act” means the Securities Act of 1933 and the rules, regulations and interpretations thereunder, in each case as amended from time to time, or any successor thereto.

“Stock” means the Company’s common stock, par value $0.001 per share. “Stockholders Agreement” means any stockholders agreement then in effect, as amended or modified from time to time, among the Company and the other persons named therein.

“Subsidiary” means any corporation, limited liability company, partnership, association, joint stock company, trust, joint venture or unincorporated organization of which the Company, at the time in respect of which such term is used, (a) owns directly or indirectly more than fifty percent (50%) of the equity or beneficial interests, on a consolidated basis, or (b) owns directly or controls with power to vote, indirectly through one or more subsidiaries, shares of capital stock or beneficial interests having the power to cast a majority of the votes entitled to be cast for the election of directors, trustees, managers or other officials having powers analogous to those of directors of a corporation. Unless otherwise specifically indicated, when used in this Plan, the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company or any Related Entity.

“Voting Securities” means all outstanding securities of the Company entitled to vote in the election of directors of the Company.

18.	AMENDMENT OR TERMINATION OF PLAN AND OPTIONS

The Board may, in its sole and absolute discretion, modify, revise, suspend or terminate the Plan at any time and from time to time; provided, however, that, if Section 16(b) of the Exchange Act is at the time applicable to the Company, then the Board may not, without the further approval of the holders of at least a majority of the outstanding shares of the Voting Securities, (a) materially increase the benefits accruing to Optionees under the Plan or make any “modifications” as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect the availability to the Plan of the protections of Rule 16b-3 under Section 16(b) of the Exchange Act; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan or the aggregate number of shares of Stock which may be issued to any single employee under the Plan, except as provided in Section 16(b); or (c) change the class of persons eligible to receive Options. The Committee may, in its sole and absolute discretion, amend any Option, or waive any restrictions or conditions applicable to any Option or the exercise of the Option; provided that the Committee may not decrease the exercise price for any outstanding Option after the date of grant except as permitted by Section 409A. Notwithstanding any other provision of this Section 18, no amendment shall adversely affect an outstanding Option, and no termination shall terminate outstanding Options, without the consent of the holder of such Options.

19.	CERTAIN RIGHTS OF THE COMPANY

The Committee may, in its sole and absolute discretion, also require a key employee or other person, as a condition to receiving any Option, to enter into a noncompetition, nonsolicitation and/or confidentiality agreement or other agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

20.	WITHHOLDING TAXES

Each Optionee shall indemnify or reimburse the Company with respect to any federal, state or local taxes of any kind that the Company or any Subsidiary is required by law to withhold with respect to any grant, vesting, exercise or disposition of any Option, to the extent the Company or any Subsidiary does not or cannot withhold such amount. Without limiting the generality of the foregoing, the Company and its Subsidiaries, to the extent permitted or required by law, shall have the right to deduct from any payment(s) of any kind (including salary or bonus) otherwise due to an Optionee, a total amount not to exceed the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to any grant, vesting, exercise or disposition of any option.

21.	GOVERNING LAW; CONSTRUCTION

The Plan, the Options and any Option Agreement hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

Neither the Plan nor any Option Agreement shall be construed or interpreted with any presumption against the Company by reason of the Company caused the Plan or Option Agreement to be drafted.

22.	EFFECTIVE DATE OF THE PLAN

The Plan shall become effective and shall be deemed to have been adopted as on the Plan Adoption Date first above written.

EXHIBIT A

to 2019 Non-Qualified Stock Option Plan

TOI PARENT, INC.

Non-Qualified Stock Option Agreement

Subject to the terms and conditions set forth herein and the terms and conditions of the TOI Parent, Inc. 2019 Non-Qualified Stock Option Plan (the “Plan”) (with capitalized terms used but not defined herein having the meanings given to them in the Plan or in the Stockholders Agreement, as applicable), TOI Parent, Inc., a Delaware corporation (the “Company” which term shall include, unless the context otherwise clearly requires, all Subsidiaries (as defined in the Plan) of the Company), hereby grants the following option to purchase shares of the Company’s common stock, par value $0.001 per share (the “Stock”) to the Optionee, and the Optionee hereby accepts such grant and agrees to be bound by the terms and conditions hereinafter set forth:

1.	Name of Person to Whom the Option is Granted (the “Optionee”): .

2.	Date of Grant of Option: [•], 2019 (the “Grant Date”).

3.	An Option to acquire ______________ ( ) shares of Stock (the “Option Shares”).

4.	Option Exercise Price (per share of Stock): $________ (the “Exercise Price”).

5.	Term of Option:	Subject to earlier termination under Section 9 below, this Option expires at 5:00 p.m. eastern time on [•], [ ][1].

6.                  Grant. The Company hereby grants to the Optionee a stock option (this “Option”) to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page of this Option, upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a non-qualified stock option and is not intended to qualify as an “incentive stock option” pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

7.                  Option Price. To the extent vested, this Option may be exercised at the exercise price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

1 10 years after Grant Date.

8.                  Vesting of the Option. Subject to the terms and conditions of this Agreement, the vesting of the Optionee’s right to exercise this Option for all of the Option Shares pursuant to this Option shall be subject to either a Time Vesting Requirement or a Performance Vesting Requirement, each as set forth below.

(a)                Time Vesting Requirement. [    ] shares2 of the Option Shares (the “Time Vesting Options”) shall vest and be exercisable as follows: (i) twenty-five percent (25%) of the Time Vesting Options shall vest on the first (1st) anniversary of the Grant Date and (ii) the remaining seventy-five percent (75%) of the Time Vesting Options shall vest in equal monthly installments with the initial monthly vesting period ending at the end of the first month after the first anniversary of the Grant Date and the last monthly vesting period ending on the fourth (4th) anniversary of the Grant Date, in the case of each of clause (i) and clause (ii) so long as the Optionee has remained continuously employed by the Company or one of its Subsidiaries from the date hereof through the date of such vesting anniversary. Notwithstanding the foregoing, if Optionee has remained continuously employed by the Company or one of its Subsidiaries from the date hereof through the Sale of the Company, any portion of the Time Vesting Options subject to the vesting requirements of this Section 8(a) which has not vested shall immediately vest and be exercisable immediately prior to the Sale of the Company.

(b)               Performance Vesting Requirement. [    ] shares3 of the Option Shares (the “Performance Vesting Options”) shall vest and be exercisable upon a Sale of the Company only if the Optionee is, and has been, continuously employed by the Company or its Subsidiaries from the Grant Date through the date of such Sale of the Company (the “Performance Option Employment Condition”). If the Performance Option Employment Condition is satisfied and in connection with a Sale of the Company the Investors have received Net Proceeds on their Aggregate Equity Investment representing a multiple of at least four times (4.0x) the Aggregate Equity Investment, one hundred percent (100%) of the Performance Vesting Options shall vest and become exercisable upon the date of the Sale of the Company. Without limiting the foregoing, if the Performance Option Employment Condition is satisfied and in connection with a Sale of the Company the Investors have received Net Proceeds on their Aggregate Equity Investment representing a multiple between [two times] ([2.]0x) and [four] times ([4.]0x) their Aggregate Equity Investment, then the following vesting schedule shall apply:

Multiple on Aggregate Equity Investment	Percentage of Performance Vesting Options that shall vest upon a Sale of the Company
[2.0]x	[ ]%
[2.5]x	[ ]%
[3.0]x	[ ]%
[4.0]x	[ ]%

2 Note to Draft: Breakdown between time and performance vesting options will vary on a case-by-case basis.

3 Note to Draft: Breakdown between time and performance vesting options will vary on a case-by-case basis.

For the avoidance of doubt, no Performance Vesting Options shall vest if in connection with a Sale of the Company if the Investors have received Net Proceeds on their Aggregate Equity Investment representing a multiple of less than [two times (2.0x)] the Aggregate Equity Investment. and all of such Performance Vesting Options shall be automatically forfeited to the Company without any consideration whatsoever for the forfeited Performance Vesting Options.

(c)                Notwithstanding anything to the contrary contained herein, vesting of this Option shall cease immediately after a Sale of the Company, and any portion of this Option that has not vested on or prior to the date of a Sale of the Company shall be automatically forfeited immediately after a Sale of the Company.

9.             Termination of Employment. Notwithstanding anything to the contrary contained in this Option, if an Optionee is terminated by the Company at any time prior to a Sale of the Company, no Option Shares shall continue to vest.

10.	Term and Exercisability of Option.

(a)                This Option shall expire on the earlier of (a) the date determined pursuant to Section 5 on the first page of this Option and (b) immediately after a Sale of the Company, and shall be exercisable in accordance with and subject to the terms and conditions set forth in the Plan (including but not limited to Section 12 of the Plan) and those terms and conditions, if any, set forth in Section 8 of this Option. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option in accordance with the Plan.

(b)               Notwithstanding anything contained in the Plan or this Option Agreement to the contrary, to the extent that any of the payments and benefits provided for under the Plan, this Option Agreement or any other agreement or arrangement (including payments contingent upon the occurrence of a Sale of the Company) between the Company or any of its Subsidiaries and the Optionee (collectively, the “Payments”) would constitute a “parachute payment” within the meaning of Section 280G of the Code, then the Company and its Subsidiaries shall each use commercially reasonable efforts to obtain the stockholder consent required to approve of such Payment to preclude such Payment from being subject to the excise tax imposed pursuant to Section 4999 of the Code (the “Excise Tax”); provided, however, that in such event the Optionee shall reasonably cooperate with the Company and shall take all actions and execute such documents and instruments as shall be reasonably necessary to accomplish such preclusion of the Excise Tax. In the event that (i) the stockholder consent is not obtained or (ii) the Optionee does not take the actions set forth in the proviso to the foregoing sentence, the amount of the Payments shall be reduced to the amount that would result in no portion of the Payments being subject to the Excise Tax.

11.              Method of Exercise. To the extent that the right to purchase shares of Stock has vested hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares of Stock with respect to which this Option is being exercised, and accompanied by (a) payment in full of the Exercise Payment for the number of shares of Stock to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan and (b) an executed Joinder Agreement and a Spousal Consent, if applicable, pursuant to Section 17 of this Option. Subject to the Plan and to Section 14 hereof, as soon as practicable after its receipt of such items, the Company shall deliver to the Optionee (or other person entitled to receive the shares of Stock issuable upon exercise of this Option), at the principal executive offices of the Company or such other place as may be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of Stock, as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

12.              Forfeiture; Restrictions on Exercise. In addition to the restrictions set forth herein, this Option is subject to forfeiture upon the occurrence of the events specified in Sections 12 and 16 of the Plan. The stock issued upon the exercise of this Option may be subject to further restrictions set forth in Section 9 of the Plan and in the Stockholders Agreement.

13.              Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by the Optionee or, in the event of the Optionee’s legal incapacity, by the Optionee’s legal representative.

14.              Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel as a condition precedent to any exercise of this Option in whole or in part.

15.              Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof, in Section 13 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

16.              Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

17.              Certain Agreements. The Optionee hereby agrees to be bound by the terms and conditions of the Stockholders Agreement. The Optionee hereby further acknowledges and agrees that the Option and the shares of Stock issuable upon exercise of the Option are and shall be subject to the terms and provisions of the Stockholders Agreement; provided, however, that, in case of any conflict between this Option Agreement and the Stockholders Agreement, this Option Agreement shall control. Upon the Optionee’s exercise of the Option in accordance with Section 11 hereof, the Optionee agrees to execute a Joinder Agreement to the Stockholders Agreement in the form as determined by the Committee in its sole discretion and agrees to have his or her spouse, if applicable, execute a spousal consent by which Optionee’s spouse acknowledges and consents to the restrictions set forth in such Stockholders Agreement (the “Spousal Consent”).

18.              Equity Transfer in Connection with an Approved Sale. Consistent with the requirement set forth in the Stockholders Agreement, the Optionee agrees that to the extent required by a buyer in connection with an Approved Sale (as defined in the Stockholders Agreement) the Optionee shall exchange up to twenty percent (20%) of the shares of Stock purchased as a result of the exercise of this Option for equity in the buyer (or its affiliates) in connection with such Approved Sale.

19.	Confidentiality; Non-Competition; Non-Solicitation.

(a)            Definitions. For purposes of this Section 19, the following terms shall have the following meanings unless the context indicates otherwise:

“Applicable Area” means with respect to an Optionee, (a) “Applicable Area” as such term is defined in such Optionee’s employment agreement, if any, with the Company or any Related Entity, or (b) in the absence of such agreement, anywhere in the States of California, Nevada and Arizona.

“Business” means the business of providing professional medical, clinical, ancillary, and related services similar to those provided by the Company or its Subsidiaries, including oncology/cancer care, infusion, laboratory, pharmacy, physician dispensing, wellness, and clinical trials and research services, and any related management and administrative services, as well as any other line of business actually engaged in, or actively considered, by the Company or its Subsidiaries as of the last day Optionee holds this Option.

“Governmental Body” means any federal, state, local or foreign government or quasi-governmental authority or any department, agency, subdivision, court or other tribunal of any of the foregoing.

“Law” means any federal, state, local or foreign law, statute, code, ordinance, regulation, rule, regulatory or administrative guidance, Order, constitution, treaty, principle of common law or other restriction of any Governmental Body.

“Order” means any order, award, injunction, judgment, ruling or decree entered, issued, made or rendered by any Governmental Body or arbitrator.

(b)               Confidentiality. The Optionee recognizes and acknowledges that Optionee has and may in the future receive certain confidential and proprietary information and trade secrets of the Company and its Subsidiaries (the “Confidential Information”), and that such Confidential Information constitutes valuable, special and unique property of the Company. The term Confidential Information will be interpreted to include all information of any sort (whether merely remembered or embodied in a tangible or intangible form) that is (i) related to the Company’s and its Subsidiaries’ current or potential business (including information received by the Company or any of its Subsidiaries for third parties), and (ii) is not generally or publicly known. Optionee agrees not to disclose or use for Optionee’s own account any Confidential Information without the Board’s prior written consent, except (x) to the extent that any Confidential Information becomes generally known to and available for use by the public other than as a result of Optionee’s acts or omissions; (y) to the extent that any Confidential Information is required to be disclosed pursuant to any applicable law or court order; or (z) to the Optionee’s attorneys and accountants; provided, that, in the case of subsection (z) hereof, the Optionee shall cause each Person receiving such Confidential Information to be informed that such Confidential Information is strictly confidential and subject to this Agreement and to agree not to disclose or use such information except as provided herein. The Optionee acknowledges and agrees that all notes, records, reports, sketches, plans, unpublished memoranda or other documents, whether in paper or electronic form (and copies thereof), held by the Optionee concerning any information relating to the Company’s and its Subsidiaries’ business, whether confidential or not, are the property of the Company and will be promptly delivered to it upon the termination of the Optionee’s ownership of the Optionee Securities.

(c)                Nonsolicitation. During the Restricted Period, each Optionee shall not, directly or indirectly, in any manner (whether on such Optionee’s own account, as an owner, operator, officer, director, partner, manager, employee, agent, contractor, consultant or otherwise): (i) recruit, solicit or otherwise attempt to employ or retain or enter into any business relationship with any current or former employee or independent contractor of or consultant to the Company or any Related Entity; (ii) induce or attempt to induce any current or former employee or independent contractor of, or consultant to, the Company or any Related Entity, to leave the employ of the Company or any such Related Entity, or in any way interfere with the relationship between the Company or any Related Entity and any of their employees, independent contractors or consultants (in the case of (i) or (ii), a “Solicitation”); (iii) employ or retain or enter into any business relationship with any Person who was an employee or independent contractor of or consultant to the Company or any Related Entity; (iv) call on, solicit or service any Customer with the intent of selling or attempting to sell any service or product similar to the services or products sold or provided by the Company or any Related Entity, or (v) in any way interfere with the relationship between the Company or any Related Entity and any Customer, supplier, provider, licensor, licensee or other business relation (or any prospective customer, supplier, provider, licensor, licensee or other business relationship) of the Company or any Related Entity (including, without limitation, by making any negative or disparaging statements or communications regarding the Company, any Related Entity or any of their operations, officers, directors or investors).

(d)           Noncompetition. During the Restricted Period, the Optionee shall not, directly or indirectly, in any manner, anywhere in the Applicable Area (whether on the Optionee’s own account, or as an employee, consultant, agent, partner, manager, joint venturer, owner, operator or officer of any other Person, or in any other capacity):

i)	act in a capacity, or provide services, for any business that is the same as, or substantially similar to, the Business;

ii)	act in a capacity, or provide services, for any business that directly or indirectly competes with the Business;

iii)	act in a capacity, or provide services, for any business that directly or indirectly competes with any other business conducted by the Company or any Related Entity during the Optionee’s employment with the Company or any Related Entity;

iv)	supervise, manage or oversee others engaging in any of the activities described above;

v)	act in a capacity or provide services in which the Optionee may disclose or use Confidential Information;

vi)	engage in the Business or manage, control, participate in, consult with, or render services for, any other Person that engages in the Business;

vii)	otherwise engage in any business, venture or activity that is competitive with the Business; or

viii)	except as permitted below, own any interest in, consult with, render services to or otherwise assist any Person that does any of the foregoing.

Nothing herein will prohibit (i) the Optionee from being a passive owner of less than five percent (5%) of the outstanding stock of any class of a corporation which is publicly traded, so long as the Optionee has no active participation in the business of such corporation or (ii) [the Optionee from being permitted to work as a physician as an employee of a physician practice of which he is not an owner or manager or otherwise has the power or ability to control the management decisions of such physician practice.]4

(e)                Enforcement. If, at the time of enforcement of any provision of Sections 19(c) or (d), a court shall hold that the duration, scope or area restrictions stated therein are unreasonable under circumstances then existing, then the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained therein to cover the maximum period, scope and area permitted by law. Because the Optionee has access to proprietary information and Confidential Information, the parties hereto agree that money damages would not be an adequate remedy for any breach of Sections 19(b), (c), or (d). Therefore, in the event of a breach or threatened breach of Sections 19(b), (c), or (d), the Company or any of its successors or assigns may, in addition to other rights and remedies existing in their favor, (i) attain specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security and without proving actual damages) and (ii) if any shares of Stock have been issued to the Optionee upon the exercise of the Option, repurchase all or any portion of such shares of Stock at the Exercise Price of such shares of Stock. In addition, in the event of an alleged breach or violation by the Optionee of any provision of Sections 19(c) or (d), the Restricted Period shall be tolled until such breach or violation has been duly cured. The existence of any claim or cause of action by the Optionee against the Company or any of its affiliates, whether predicated on this Agreement or otherwise, will not constitute a defense to the enforcement by the Company of the provisions of Sections 18(b), (c), and (d), which Sections will be enforceable notwithstanding the existence of any breach by the Company. If the Company (x) brings any action or proceeding to enforce any provision of this Agreement or to obtain damages as a result of a breach of this Agreement or to enjoin any breach of this Agreement and (y) prevails in such action or proceeding, then the Optionee will, in addition to any other rights and remedies available to the Company, reimburse the Company for any and all reasonable costs and expenses (including attorneys’ fees) incurred by the Company in connection with such action or proceeding.

4 To apply to physician Optionees only.

(f)                Further Acknowledgments. The Optionee expressly agrees and acknowledges that the restrictions contained in Sections 18(c) and (d) do not preclude the Optionee from earning a livelihood, nor do they unreasonably impose limitations on the Optionee’s ability to earn a living. In addition, the Optionee agrees and acknowledges that the potential harm to the Company of the non-enforcement of Sections 18(c) and (d) outweighs any harm to the Optionee of his or her enforcement by injunction or otherwise. The Optionee acknowledges that the Optionee has carefully read this Agreement and has given careful consideration to the restraints imposed upon the Optionee, and is in full accord as to their necessity for the reasonable and proper protection of the Confidential Information. The Optionee expressly acknowledges and agrees that (i) each and every restriction imposed by this Agreement is reasonable with respect to subject matter and time period and such restrictions are necessary to protect the Company’s interest in, and value of, the Company (including, without limitation, the goodwill inherent therein), and (ii) the Company would not have consummated the transactions contemplated herein without the restrictions contained in Sections 18(c) and (d). The Optionee understands and agrees that the restrictions and covenants contained in Sections 18(c) and (d) are in addition to, and not in lieu of, any non-competition, non-solicitation or other similar obligations contained in any other agreements between the Optionee and the Company.

20.              Withholding Taxes. The Optionee hereby agrees, as a condition to the exercise of any portion of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold any federal, state and local taxes arising by reason of such exercise (the “Withholding Amount”) by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock.

21.              Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company or any Subsidiary to employ or retain in its employ, or continue its involvement with, the Optionee or interfere in any way with any right of the Company or any of its Subsidiaries or affiliates to terminate such employment at any time for any reason whatsoever (whether for cause or without cause) without liability to the Company or any of its Subsidiaries or affiliates.

22.              Time for Acceptance. This Option shall be effective as of the date an executed copy is delivered by the Company to the Optionee; provided, however, that unless the Optionee shall return to the Company an executed copy of this Option Agreement, and, if applicable, an executed spousal consent in the form attached hereto as Exhibit B, within fourteen (14) days after its delivery to him or her, the Option and this Option Agreement shall be null and void.

23.              Amendment. This Option Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof, and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by the Company and the Optionee. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver or any other provision hereof or in any other instance.

24.              Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

25.              Option Plan; Construction. The Optionee hereby acknowledges receipt of a copy of the Plan. Except as otherwise provided in this Option Agreement, all of the terms and conditions of the Plan are incorporated herein by reference and this Option is subject to such terms and conditions in all respects. In case of any conflict between the Plan and this Option Agreement, this Option Agreement shall control. The titles of the sections of this Option Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

26.              Exclusive Agreement. The Optionee hereby acknowledges and agrees that by signing this Option Agreement, the Optionee voluntarily and irrevocably forfeits any and all rights, title, and interests the Optionee has or may have had in, to and under (a) any option agreement, option letter, or other similar document pursuant to which the Company (or any Subsidiary or affiliate thereof) may have previously granted, or offered to grant, options in the Company (or any Subsidiary or affiliate thereof) to the Optionee and (b) any oral or written commitment or promise regarding options that the Company (or any Subsidiary or affiliate thereof) may have made to the Optionee, except as to any options that have been previously exercised and paid for by the Optionee.

27.              Governing Law. This Option Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of the State of Delaware except to the extent the laws of any other jurisdiction are mandatorily applicable.

28.              Notices. Any notice in connection with this Option Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand, by reputable overnight delivery service or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

To the Optionee:	To his or her address as listed on the books of the Company.

To the Company:

TOI Parent, Inc.

18000 Studebaker Road, #800

Cerritos, CA 90703 c/o:

Havencrest Healthcare Partners, L.P. 5221 N. O’Connor Blvd. East Tower Suite 1200

Irving, Texas 75039 Attention: Matt D. Shofner

Email:

M33 Growth

888 Boylston Street, Suite 500

Boston, Massachusetts 12199-8202 Attention: Gabriel Ling

Email:

ROCA Partners LLC

9460 Wilshire Blvd., Suite 850 Beverly Hills, CA 90212

Attn: Ravi Sarin

Email:

with a copy to:	McDermott Will & Emery LLP 333 Avenue of the Americas, Suite 4500 Miami, Florida 33131 Attention: Alexander Clavero Facsimile: (305) 329-4451 Email:

*   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date first written above.

OPTIONEE:	TOI PARENT, INC.

By:
[Name]	Name: Hilda Agajanian
Title: President

EXHIBIT A

(to Stock Option Agreement)

FORM FOR EXERCISE OF STOCK OPTION

TOI Parent, Inc.

18000 Studebaker Road, #800

Cerritos, CA 90703 c/o:

Havencrest Healthcare Partners, L.P. 5221 N. O’Connor Blvd. East Tower Suite 1200

Irving, Texas 75039 Attention: Matt D. Shofner

Email:

M33 Growth

888 Boylston Street, Suite 500

Boston, Massachusetts 12199-8202 Attention: Gabriel Ling

Email:

ROCA Partners LLC

9460 Wilshire Blvd., Suite 850 Beverly Hills, CA 90212

Attn: Ravi Sarin

Email:

RE:	Exercise of Option under TOI Parent, Inc.
2019 Non-Qualified Stock Option Plan (the “Plan”)

Ladies and Gentlemen:

Please take notice that the undersigned hereby elects to exercise the stock option granted on                 by and to the extent of purchasing                        shares of common stock, par value $0.001 per share (the “Stock”), of TOI Parent, Inc. (the “Company”) for the exercise price of $                   per share, subject to the terms and conditions of the Stock Option Agreement between                       and the Company dated as of                     (the “Option Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Plan.

The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the Exercise Payment for said shares and has made a provision with the Company for the Withholding Amount.

In connection with the exercise of the Option, the undersigned represents to the Company as follows:

(a)                The undersigned is acquiring the Stock solely for investment purposes, with no present intention of distributing or reselling any of the shares of Stock or any interest therein. The undersigned acknowledges that the Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”).

(b)               The undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock.

(c)                The undersigned understands that the Stock is a “restricted security” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the undersigned must hold the Stock indefinitely unless it is registered with the Securities and Exchange Commission and qualified by state authorities, or unless an exemption from such registration and qualification requirements is available. The undersigned acknowledges that the Company has no obligation to register or qualify the Stock for resale. The undersigned further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner or sale, the holding period for the Stock, and requirements relating to the Company which are outside of the undersigned’s control, and which the Company is under no obligation to and may not be able to satisfy.

(d)               The undersigned understands that there is no public market for the Stock, that no market may ever develop for the Stock, and that the Stock has not been approved or disapproved by the Securities and Exchange Commission or any other federal, state or other governmental agency.

(e)                The undersigned understands that the Stock is subject to certain restrictions on transfer set forth in the Plan. Both the Plan and the Option Agreement are incorporated herein by reference.

(f)                The undersigned understands that any Stock purchased hereunder shall be subject to the Stockholders Agreement of the Company as it may be amended from time to time (“Stockholders Agreement”), a copy of which has been provided to the undersigned, and that it is a condition to the exercise of my Option that the undersigned executes a signature page of the Stockholders Agreement, agreeing to be bound thereby and that the undersigned’s spouse, if applicable, must sign the Spousal Consent. The undersigned and his or her spouse has had a full and fair opportunity to review the Stockholders Agreement prior to exercising the Option.

Very truly yours,
Date

(Signed by or other party duly exercising option)

Note: If Options are being exercised on behalf of a deceased Optionee, then this Notice must be signed by such Optionee’s personal representative and must be accompanied by a certificate issued by an appropriate authority evidencing that the individual signing this Notice has been duly appointed and is currently serving as the Optionee’s personal representative under applicable local law governing decedents’ estates.

EXHIBIT B

(to Stock Option Agreement)

FORM OF SPOUSAL CONSENT

I acknowledge that I have read the foregoing Stock Option Agreement and that I know its contents. I acknowledge and agree that capitalized terms used and not defined in this spousal consent shall have the meanings ascribed to such terms in the Stock Option Agreement. I am aware that by the provisions of the Stock Option Agreement, my spouse agrees, among other things, to the granting of rights to purchase and to the imposition of certain restrictions on the transfer of the Optionee Securities, including my community interest therein (if any), which rights and restrictions may survive my spouse’s death. I hereby consent to such rights and restrictions, approve of the provisions of the Stock Option Agreement, and agree that I will bequeath any interest which I may have in said Optionee Securities or any of them, including my community interest, if any, or permit any such interest to be purchased, in a manner consistent with the provisions of the Stock Option Agreement. I direct that any residuary clause in my will not be deemed to apply to my community interest (if any) in such Optionee Securities except to the extent consistent with the provisions of the Stock Option Agreement.

I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded any Optionee Securities or any interest therein through property settlement agreement or otherwise, (a) I will receive and hold said Optionee Securities subject to all the provisions and restrictions contained in the Stock Option Agreement, including any option of the Company, the Investors or other stockholder or optionholder to purchase such shares or interest from me, and (b) I hereby irrevocably constitute and appoint my spouse, as true and lawful attorney and proxy (the “Proxy”) of my Optionee Securities with full power of substitution, to vote (at any annual or special meeting or by written consent) such Optionee Securities which I would be entitled to vote as a stockholder, together with any and all Optionee Securities issued in replacement or in respect of such Optionee Securities by dividend, distribution, stock split, reorganization, recapitalization or otherwise.

I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this spousal consent.

Date:
Name of Spouse:

Name of Optionee: